Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2030 Fund
June 30, 2023
AFF30-NPRT1-0823
1.818364.118
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $4,662,593)	4,680,000	4,664,349

Domestic Equity Funds - 32.1%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	8,724,710	128,951,221
Fidelity Advisor Series Growth Opportunities Fund (c)	7,956,531	91,102,284
Fidelity Advisor Series Small Cap Fund (c)	4,437,631	51,254,638
Fidelity Series All-Sector Equity Fund (c)	4,495,839	46,621,849
Fidelity Series Commodity Strategy Fund (c)	222,461	21,534,268
Fidelity Series Large Cap Stock Fund (c)	9,935,652	187,783,823
Fidelity Series Large Cap Value Index Fund (c)	1,387,302	20,074,258
Fidelity Series Opportunistic Insights Fund (c)	6,504,280	111,678,488
Fidelity Series Small Cap Core Fund (c)	38,060	390,873
Fidelity Series Small Cap Opportunities Fund (c)	4,870,862	62,736,700
Fidelity Series Stock Selector Large Cap Value Fund (c)	9,393,694	118,172,665
Fidelity Series Value Discovery Fund (c)	8,164,967	121,004,815
TOTAL DOMESTIC EQUITY FUNDS (Cost $733,249,620)		961,305,882

International Equity Funds - 30.0%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	4,234,568	60,384,946
Fidelity Series Emerging Markets Fund (c)	5,268,711	43,782,985
Fidelity Series Emerging Markets Opportunities Fund (c)	15,872,237	269,034,415
Fidelity Series International Growth Fund (c)	9,743,355	160,083,328
Fidelity Series International Small Cap Fund (c)	2,661,980	43,203,938
Fidelity Series International Value Fund (c)	14,466,236	159,996,575
Fidelity Series Overseas Fund (c)	12,770,720	160,144,824
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $724,356,845)		896,631,011

Bond Funds - 36.4%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	15,921,771	125,781,988
Fidelity Series Emerging Markets Debt Fund (c)	2,046,436	15,143,627
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	544,443	5,117,766
Fidelity Series Floating Rate High Income Fund (c)	301,983	2,705,764
Fidelity Series High Income Fund (c)	1,857,338	15,211,599
Fidelity Series International Credit Fund (c)	196,447	1,514,604
Fidelity Series International Developed Markets Bond Index Fund (c)	13,189,755	113,168,101
Fidelity Series Investment Grade Bond Fund (c)	65,247,171	649,209,348
Fidelity Series Long-Term Treasury Bond Index Fund (c)	26,216,149	157,821,216
Fidelity Series Real Estate Income Fund (c)	436,726	4,183,839
TOTAL BOND FUNDS (Cost $1,258,101,112)		1,089,857,852

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	3,730,118	3,730,864
Fidelity Series Government Money Market Fund 5.17% (c)(e)	34,340,620	34,340,620
Fidelity Series Short-Term Credit Fund (c)	9,085	87,310
TOTAL SHORT-TERM FUNDS (Cost $38,158,435)		38,158,794

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $2,758,528,605)	2,990,617,888
NET OTHER ASSETS (LIABILITIES) - 0.0%	(982,758)
NET ASSETS - 100.0%	2,989,635,130

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
Chicago Board of Trade	595	Sep 2023	66,798,047	(1,128,530)	(1,128,530)
Chicago Board of Trade	678	Sep 2023	72,609,563	(1,094,211)	(1,094,211)

TOTAL PURCHASED					(2,222,741)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	99	Sep 2023	22,216,838	(495,415)	(495,415)
ICE MSCI EAFE Index Contracts (United States)	151	Sep 2023	16,274,025	(120,773)	(120,773)
ICE MSCI Emerging Markets Index Contracts (United States)	535	Sep 2023	26,693,825	253,554	253,554

TOTAL SOLD					(362,634)

TOTAL FUTURES CONTRACTS					(2,585,375)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.1%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,966,690.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	5,321,307	19,872,767	21,463,210	66,043	-	-	3,730,864	0.0%
Total	5,321,307	19,872,767	21,463,210	66,043	-	-	3,730,864

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	127,454,528	1,035,341	13,918,425	-	(508,386)	14,888,163	128,951,221
Fidelity Advisor Series Growth Opportunities Fund	90,130,121	1,223,244	12,155,560	-	(2,385,845)	14,290,324	91,102,284
Fidelity Advisor Series Small Cap Fund	50,969,005	1,986,739	3,695,716	-	(27,938)	2,022,548	51,254,638
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	118,126,186	12,090,568	1,896,045	17,801	(3,774)	(2,534,947)	125,781,988
Fidelity Series All-Sector Equity Fund	46,076,068	358,717	4,182,759	-	(17,672)	4,387,495	46,621,849
Fidelity Series Canada Fund	59,430,719	1,693,925	3,046,275	-	328,297	1,978,280	60,384,946
Fidelity Series Commodity Strategy Fund	20,381,182	1,992,486	340,857	-	(21,471)	(477,072)	21,534,268
Fidelity Series Emerging Markets Debt Fund	14,929,209	365,118	252,566	225,410	(611)	102,477	15,143,627
Fidelity Series Emerging Markets Debt Local Currency Fund	5,051,953	39,138	121,583	-	(9,002)	157,260	5,117,766
Fidelity Series Emerging Markets Fund	38,767,627	4,165,039	-	-	-	850,319	43,782,985
Fidelity Series Emerging Markets Opportunities Fund	266,762,904	-	5,373,877	-	(1,528,411)	9,173,799	269,034,415
Fidelity Series Floating Rate High Income Fund	2,647,459	82,757	51,559	59,504	93	27,014	2,705,764
Fidelity Series Government Money Market Fund 5.17%	29,369,496	8,851,580	3,880,456	373,399	-	-	34,340,620
Fidelity Series High Income Fund	15,016,842	438,399	262,280	226,288	(300)	18,938	15,211,599
Fidelity Series International Credit Fund	1,516,867	11,503	-	11,503	-	(13,766)	1,514,604
Fidelity Series International Developed Markets Bond Index Fund	112,727,686	3,767,128	1,894,466	1,582,895	(3,951)	(1,428,296)	113,168,101
Fidelity Series International Growth Fund	157,035,868	1,786,241	5,040,443	-	38,269	6,263,393	160,083,328
Fidelity Series International Small Cap Fund	43,029,195	342,192	758,931	-	(120,977)	712,459	43,203,938
Fidelity Series International Value Fund	156,466,111	3,762,673	6,820,041	-	225,662	6,362,170	159,996,575
Fidelity Series Investment Grade Bond Fund	634,158,292	33,942,180	9,993,221	6,241,425	(78,497)	(8,819,406)	649,209,348
Fidelity Series Large Cap Stock Fund	185,103,402	1,448,808	11,599,058	-	2,722,368	10,108,303	187,783,823
Fidelity Series Large Cap Value Index Fund	19,451,110	770,765	970,306	-	26,525	796,164	20,074,258
Fidelity Series Long-Term Treasury Bond Index Fund	157,045,171	8,037,762	2,442,406	1,162,412	(46,756)	(4,772,555)	157,821,216
Fidelity Series Opportunistic Insights Fund	109,910,956	857,995	9,804,324	-	(578,399)	11,292,260	111,678,488
Fidelity Series Overseas Fund	156,884,122	1,545,786	5,314,026	-	408,409	6,620,533	160,144,824
Fidelity Series Real Estate Income Fund	5,124,568	121,061	1,099,986	76,966	(53,440)	91,636	4,183,839
Fidelity Series Short-Term Credit Fund	77,259	10,439	-	582	-	(388)	87,310
Fidelity Series Small Cap Core Fund	-	380,450	7,275	228	(183)	17,881	390,873
Fidelity Series Small Cap Opportunities Fund	62,354,740	1,613,474	4,504,777	-	104,796	3,168,467	62,736,700
Fidelity Series Stock Selector Large Cap Value Fund	116,416,201	2,370,886	5,893,458	-	206,211	5,072,825	118,172,665
Fidelity Series Value Discovery Fund	118,937,450	3,337,282	4,826,716	-	24,268	3,532,531	121,004,815
	2,921,352,297	98,429,676	120,147,392	9,978,413	(1,300,715)	83,888,809	2,982,222,675

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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